UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2006

CATERPILLAR FINANCIAL ASSET TRUST 2006-A
(Exact name of issuing entity as specified in its charter)

Delaware	333-132309-01	88-0342613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Caterpillar Financial Funding Corporation, as Depositor Greenview Plaza 4040 South Eastern Avenue, Suite 344 Las Vegas, Nevada	89119
(Address of principal executive office)	(Zip Code)

(702) 735-2514
(Registrant's telephone number, including area code )

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Item 8.01. Other Events.

On or about June 20, 2006, the Caterpillar Financial Asset Trust 2006-A, a Delaware statutory trust, will issue to the public the following classes of Asset Backed Notes: Class A-1, Class A-2, Class A-3, Class A-4 and Class B (the "Notes").

Copies of the opinions of Orrick, Herrington & Sutcliffe LLP with respect to legality of the Notes and with respect to certain federal tax matters, together with related consents of Orrick, Herrington & Sutcliffe LLP to the incorporation by reference of such opinions as exhibits to the Registration Statement, are filed as Exhibits to this Report.

Copies of the opinion of Waller Lansden Dortch & Davis, LLP with respect to certain Tennessee tax matters, together with the related consent of Waller Lansden Dortch & Davis, LLP to the incorporation by reference of such opinion as an exhibit to the Registration Statement, are filed as Exhibits to this Report.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits: The following are filed as Exhibits to this Report:

Exhibit
Number

5.1 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

8.1 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain federal tax matters.

8.2 Opinion of Waller Lansden Dortch & Davis, LLP with respect to certain Tennessee tax  matters.

23.1 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1).

23.2 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).

23.3 Consent of Waller Lansden Dortch & Davis, LLP (included in opinion filed as  Exhibit 8.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATERPILLAR FINANCIAL ASSET TRUST 2006-A

By: Caterpillar Financial Funding Corporation, as Depositor

By: /s/ James A. Duensing
Name: James A. Duensing
Title: Treasurer

Dated: June 20, 2006

EXHIBIT INDEX

Exhibit 5.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

Exhibit 8.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

Exhibit 8.2

Opinion of Waller Lansden Dortch & Davis, LLP with respect to certain Tennessee tax matters.

Exhibit 23.1

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1).

Exhibit 23.2

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).

Exhibit 23.3

Consent of Waller Lansden Dortch & Davis, LLP (included in opinion filed as Exhibit 8.2).